EXHIBIT 99.1

CallWave to Present at B. Riley & Co. 8th Annual Las Vegas Investor Conference

SANTA BARBARA, Calif. — (BUSINESS WIRE)—Mar. 14, 2007—CallWave, Inc. (NASDAQ:CALL), an innovator of applications that make phones and PCs work better together, today announced that Mark Stubbs, Chief Financial Officer will present at the B. Riley & Co. 8th Annual Investor Conference on March 15, 2007, at 2:15 p.m. EST. The event is being held at The Palms Casino Resort, Las Vegas, NV.

The presentation will be webcast and available in the investor relations section of the Company’s website at http://www.callwave.com.

About CallWave, Inc.

CallWave is leading the way in developing applications that make phones and PCs work better together. With CallWave, tasks that are difficult to do on the phone become much easier on the desktop - without changing phone numbers, handsets or service providers. CallWave enables consumers and businesses to get more out of the devices they use every day - their PCs and phones. CallWave also provides private-label convergence applications, such as PC-based visual voicemail, to service providers to reduce churn, expand on-line marketing and drive revenues. Founded in 1998, CallWave is headquartered in Santa Barbara, California. For further information, please visit www.callwave.com.

This press release may contain certain statements of a forward-looking nature. Such statements are made pursuant to the “forward-looking statements” and “safe harbor” provisions within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The statements contained herein which are not historical facts are considered forward-looking statements under federal securities laws. Such forward-looking statements are based on the beliefs of our management as well as assumptions made by and information currently available to them. The Company has no obligation to update such forward-looking statements. Actual results may vary significantly from these forward-looking statements.

CONTACT: Media Contacts:

CallWave, Inc.

Kelly Delany, 805-690-4040

Kelly.Delany@callwave.com

or

Rohlan PR

Elizabeth Cahill, 323-627-7878

LCahill@callwave.com

or

Investor Contact:

CallWave, Inc.

Patrick Todd, 805-690-4188

Patrick.Todd@callwave.com

SOURCE: CallWave, Inc.

Phone Companion Services

Safe Harbor Statement
Certain statements in this presentation contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those contained in the slide entitled, “Current Guidance and Financial Metrics” and “Growth Drivers”. These forward-looking statements are based on management’s current expectations as of March 12, 2007 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. We make no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should review the risk factors described in this presentation. Such statements address the following subjects:
Future operating results
Subscriber growth and retention
Earnings growth and expectations
New products, services and features
Corporate spending
Liquidity
Network capacity and coverage
Regulatory developments
Taxes
The following factors, among other, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:
• Inability to sustain growth in our customer base, revenue or profitability
• Competition in price, quality, features and geographic coverage
• Higher than expected tax rates or exposure to additional income or other tax liability
• Inability to obtain subscribers in sufficient quantities
• Enactment of burdensome telecommunications or Internet regulations including increased taxes or fees
• Inadequate intellectual property protection or violations of third party intellectual property rights
• System failures or breach of system or network security and resulting harm to our reputation
• Inability to adapt to technological change, or third party development of new technologies superior to ours
• Economic downturns in industries which rely on our products
• Loss of services of executive officers and other key employees
• Other factors set forth in out Annual Report on Form 10K filed on 09/27/06 and other reports filed by us from time to time with the Securities and Exchange Commission

Phone Companion Software
CallWave brings 8 years of experience to delivering desktop
applications that simplify phone tasks
• Check Vmail
• Easy Texting
• Desktop Calling
• Call Log Search
• Text Log Search
• Edit Contacts
• Sync Media

Two Markets – Landline & Mobile
Landline Market (US)
2000 2001 2002 2003 2004 2005 2006
CallWave Landline Subscribers
2000 2001 2002 2003 2004 2005 2006
30 million addressable at peak
Legacy Landline Business

Two Markets – Landline & Mobile
Landline Market (US)
2000 2001 2002 2003 2004 2005 2006
CallWave Landline Subscribers
2000 2001 2002 2003 2004 2005 2006
250 million today and growing
30 million  at peak
Legacy Landline Business
Addressable Mobile Market
CallWave Mobile Opportunity
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
Mobile Market (US)
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

callwave
Visual Voicemail
Jack Hansen Today 9:04 am 2 sec
Steve Jackson Today 11:04 am 12 sec
Joan Zimmerman 7/29/05 10:04 pm 10 sec
(805) 764-3343
Account Feedback See All Calls

callwave
SMS
Name
or Number: 805-565-5555
Friend's Carrier
USA/Canada
International
This widget is so cool.
Chars: 0 Parts: 1
Send
Account Feedback

callwave
Recent Calls
Contact
Joan Zimmerman
CallWave Fax-to-Email

Menu
callwave
Talk
Ready for calls.
Calls
Delete
Jack Hansen today 11:04 am sms
Amy Love yesterday 1:01 pm 22 sec
Joan Zimmerman 7/29/2005 11:14 am 12 sec
Contacts
Edit
New
Delete
Jack Hansen
Billings, MT
jack@provider.net
406-521-3210
406-201-5623
Joan Zimmerman
Broken Bow, NE
338-455-8874
Click to add name
San Luis Obispo, CA
805-555-6544

6 Web Archive Widgets Premium Apps Product Portfolio Capture Subs Drive Use and Loyalty Increase ARPU

callwave

YOUR BRAND HERE
Recent Calls
Contact
Get DSL through YOUR BRAND HERE
Now as low as $19.95/mo. for 1 year
GET IT NOW

callwave
Recent Calls
Contact
SMS Reply
CallWave Fax-to-Email
GET IT NOW

7 Two Distribution Channels Indirect: Telco Brand Desktop Subscriber Forecast 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08 Direct Indirect Direct: CallWave Brand

Telco Sales Pitch
•
Technology: Pioneer of desktop phone companion services
– Software that makes the PC an extension of the user’s existing phone
– 5 Billion PSTN originated calls managed from the desktop
– 15 Million seats, 6 patents and 44 pending applications
•
Passion: Unique desktop application design and packaging capabilities
– Combining simple first use + rapid innovation + personalization
– The “secret sauce” for broad desktop adoption and active use
– Refined over 8 years with millions of desktop active CallWave subscribers
•
Mission: Establishes the carrier as the leading phone portal brand
– Immerse customers in a deep archive of personal phone information
– Increase product line awareness and efficient on-line cross selling
– Defend against competing voice application providers
•
Result: Bottom line impact to our carrier customers – In as fast as 60 days
– The ultimate retention solution – Desktop active users have much lower churn
– The ultimate marketing vehicle – Desktop active users buy on-line at much lower CPA

Value of the Desktop To The Carrier: Hawaiian Telcom
• High cost
Wireless cost per addition:  $350
DSL cost per addition: $180 - $250
Multi-service bundle: $400
• Desired response requires
high effort
Place call
Go online
Visit store
• Low cost
Potential CPA savings: 90%
• Desired response require
little effort
Already online
One click
Efficient online registration
Desktop active users buy online
Traditional Media
Call Choice Portal

Financial Overview

Current Guidance
• 25% - 30% decline in revenue in fiscal 2007 versus fiscal 2006
• Net loss of $10m for fiscal year 2007
• ARPU to range between $3 - $4
• Return to profitability by late calendar 2008, early fiscal 2009

Mobile Channel Timing and Unit Economics
Direct Channel
Initial Monetization
Indirect: White Label
Direct: CallWave
Indirect Channel
Initial Monetization
•
$5 ARPU
•
20% initial
•
70% gm
•
Steady
•
$1-2 ARPU
•
100% initial
•
90% gm
•
Lumpy
•
Channel Mix Hard To Predict – Currently 50/50
Desktop Subscriber Forecast
2Q
07
3Q
07
4Q
07
1Q
08
2Q
08
3Q
08
4Q
08
Direct Indirect

Management and Board
Student Advantage, ESPN VP, Business Development Josh Fraser
Versatel B.V. Director Raj Raithatha
Digital Sound VP, Engineering David Giannini
Somera Comm., Oracle VP, Marketing Kelly Delany
Experience / Affiliation Position Name
Oracle Corp. Director Jeff Henley
Insight Ventures Director Jerry Murdock
Apollo Group, Univ. of Phoenix Chairman Peter Sperling
Nokia, Philips Consumer Comm. Director Osmo A. Hautanen
Digital Sound Chief Technical Officer Colin Kelley
Bell Labs, Digital Sound VP, Operations David Trandal
Somera Comm., Kinko's Chief Financial Officer Mark Stubbs
Digital Sound, NET Founder, President & CEO David Hofstatter

14 Growth Drivers & Metrics • Subscribers • Conversion Rate • Indirect Channel Partners • ARPU • PAID Subscribers in Legacy Business